EXHIBIT 99.1


                         EXCHANGE AND VOTING AGREEMENT

     AGREEMENT dated as of August 1, 2000, among Riverside Company LLC, a Delaware limited liability company ("Merger Subsidiary"), Masco Corporation, a Delaware corporation (the "Company Shareholder"), Richard and Jane Manoogian Foundation ("FS"), a Michigan Non-Profit Corporation, and Richard A. Manoogian ("IS" and, together with the Company Shareholder and FS, the "Shareholders").

                                   BACKGROUND

     1. Immediately after the execution and delivery of this Agreement, Merger Subsidiary, a limited liability company formed by Sponsor and certain equity investors (collectively, "Sponsor Group"), and MascoTech, Inc., a Delaware corporation (the "Company"), are entering into a Recapitalization Agreement (the "Recapitalization Agreement"). Capitalized terms used but not defined herein will have the meanings assigned to them in the Recapitalization Agreement. The Recapitalization Agreement provides, among other things, for the merger of Merger Subsidiary with and into the Company, with the Shares being converted into the right to receive the Merger Consideration, the Class A Exchanged Shares being converted into the right to receive the Class A Merger Consideration and the Class B Exchanged Shares of the Company being converted into the right to receive the Class B Merger Consideration and the Merger Subsidiary Common Shares being converted into the right to receive the Surviving Corporation Common Shares.

     2. Immediately prior to the Effective Time of the Merger, the Sponsor Group will subscribe for Merger Subsidiary Common Shares at a price of $16.90 per share pursuant to the Subscription Agreement.

     3. As of the date hereof, each Shareholder owns the number of shares of common stock, par value $1.00 per share, of the Company (the "Company Common Stock") specified opposite its name under the column "Owned Shares" on Schedule A. All of such shares, together with any shares of Company Common Stock acquired of record or beneficially owned by such Shareholders in any capacity after the date hereof and prior to the Effective Time of the Merger, whether upon exercise of options, conversion of convertible securities, purchase, exchange or otherwise, will be referred to herein as "Owned Shares". For purposes of this Agreement, after the Exchange Date (as defined herein), all references herein to "Owned Shares" shall refer to Post-Exchange Owned Shares (as defined herein). Each Shareholder is hereby agreeing, among other things, as follows: (i) each Continuing Shareholder will exchange prior to the Merger the Shares specified opposite its name under the column "Continuing Shareholder Exchange Shares" on Schedule A hereto (the "Continuing Shareholder Exchange Shares") for Class A Preferred Stock and receive the Class A Merger


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                                       -2-


Consideration in exchange therefor at the Effective Time and (ii) the Company Shareholder will exchange prior to the Merger the Shares specified opposite its name under the column "Company Shareholder Exchange Shares" on Schedule A hereto (the "Company Shareholder Exchange Shares") for Class B Preferred Stock and receive the Class B Merger Consideration in exchange therefor at the Effective Time. It is understood that, following consummation of the Merger, references to "Company Common Stock" will mean the shares of Common Stock, par value $1.00 per share, of the Surviving Corporation.

                                   ARTICLE 1

                         REPRESENTATIONS AND WARRANTIES

     1.1 Representations and Warranties of the Shareholders. Each Shareholder, severally and not jointly, represents and warrants to Merger Subsidiary as follows:

     (a) Authority; Enforceability. Such Shareholder has the legal capacity (in the case of Shareholders that are natural persons) and all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly authorized (in the case of Shareholders that are not natural persons), executed and delivered by such Shareholder and constitutes a valid and binding obligation of such Shareholder enforceable against it in accordance with its terms.

     (b) No Conflicts. Except for filings required under the applicable requirements of the 1934 Act, (A) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority or any other person is necessary for the execution of this Agreement by such Shareholder and the consummation by it of the transactions contemplated hereby and (B) the execution and delivery of this Agreement by such Shareholder, the consummation of the transactions contemplated hereby and compliance with the terms hereof by such Shareholder will not conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the certificate of incorporation, by-laws or analogous documents of such Shareholder (if the Shareholder is not a natural person) or any other agreement to which such Shareholder is a party, including any voting agreement, shareholders agreement, voting trust, trust agreement, pledge agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license, or violate any judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such Shareholder or to its property or assets, except, in each case for such consents required under, and such defaults in respect of, the agreements and arrangements set forth on Schedule 1.1(c) attached hereto.


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     (c) Ownership, Etc. of Shares. As of the date hereof, such Shareholder is the beneficial owner of the number of shares of Company Common Stock set forth opposite such Shareholder's name under the column "Owned Shares" on Schedule A. As of the Exchange Date, such Shareholder will be the beneficial owner of the number of shares of Company Common Stock, Class A Preferred Stock and Class B Preferred Stock set forth opposite such Shareholder's name under the column "Post-Exchange Owned Shares" on Schedule A (the "Post-Exchange Owned Shares"). In the case of IS, the amounts include Company Common Stock which (A) constitutes Restricted Stock or (B) is subject to Options (collectively, "Excluded Owned Shares"). None of the Excluded Owned Shares constitutes Continuing Shareholder Exchange Shares. Each such Shareholder has good and marketable title to its Owned Shares, free and clear of any encumbrances, agreements, adverse claims, liens or other arrangements with respect to the ownership of or the right to dispose of its Owned Shares, except pursuant to the terms of this Agreement and except for those encumbrances, agreements, adverse claims, liens or other arrangements in effect on the date hereof and listed on Schedule 1.1(c) attached hereto. On the date hereof, the Owned Shares constitute all of the outstanding shares of Company Common Stock owned of record or beneficially by such Shareholder, except in the case of IS, for any Shares it may own beneficially by virtue of being a director or trustee of FS. Such Shareholder has sole power of disposition with respect to all of its Owned Shares (other than the Excluded Owned Shares) and sole voting power with respect to the matters set forth in Section 3.1 and sole power to demand dissenter's or appraisal rights, in each case with respect to all of its Owned Shares (other than the Excluded Owned Shares), with no restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. None of such Owned Shares is subject to any voting trust, stockholders agreement or other agreement, arrangement or restriction with respect to the voting or transfer of any of the Owned Shares, except as contemplated by this Agreement, the Recapitalization Agreement, the Stock Purchase Agreement dated as of October 15, 1996 between the Company Shareholder and the Company (the "Stock Purchase Agreement"), the Option Plans and Restricted Stock Plans and the agreements and arrangements in effect on the date hereof and listed on Schedule 1.1(c).

     (d) Access to Information, Etc. Such Shareholder is an "accredited investor" within the meaning of Regulation D promulgated under the 1934 Act. It has been provided with a copy of the Recapitalization Agreement and has had an opportunity to review it. It has been supplied with, or otherwise has had access to, adequate information and the opportunity to ask questions in order to make its own independent decision to exchange its Continuing Shareholder Exchange Shares for the Class A Preferred Stock and receive in the Merger the Class A Merger Consideration and, in the case of the Company Shareholder, to exchange its Company Shareholder Exchange Shares for the Class B Preferred Stock and receive in the Merger the Class B Merger Consideration, or have such


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                                      -4-


Shares converted into the right to receive the Merger Consideration in the Merger as provided in the Recapitalization Agreement. It understands that the Surviving Corporation Common Shares and, in the case of the Company Shareholder, the Surviving Corporation Common Shares and the shares of Series A Preferred Stock that it will receive in the Merger will not have been registered under the 1933 Act and that the certificates for such shares will bear an appropriate legend to such effect. It further understands that the Surviving Corporation Common Shares and, in the case of the Company Shareholder, the shares of Series A Preferred Stock that it will receive in the Merger will bear an appropriate legend with respect to the stockholders agreement referred to in Section 6.1 below.

     1.2 Representations and Warranties of Merger Subsidiary. Merger Subsidiary represents and warrants to each Shareholder as follows:

     (a) Authority. It is duly formed, validly existing and in good standing under the laws of Delaware. It has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

     (b) No Conflicts; Enforceability. Except for filings required under the applicable requirements of the 1934 Act, (A) no filing with, and no permit, authorization, consent or approval of, any Governmental Authority or any other person is necessary for the execution of this Agreement by Merger Subsidiary and the consummation by it of the transactions contemplated hereby, and (B) the execution and delivery of this Agreement by Merger Subsidiary, the consummation by it of the transactions contemplated hereby and its compliance with the terms hereof will not conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, any limited liability company agreement, or any other agreement to which it is a party, including any voting agreement, stockholders agreement, voting trust, trust agreement, pledge agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license, or violate any judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to Merger Subsidiary or to its property or assets.

     (c) No Business Activities by Merger Subsidiary. Merger Subsidiary was formed on July 24, 2000 solely for purposes of effecting the transactions described in this Agreement and the Recapitalization Agreement. Merger Subsidiary has conducted no business activities, and has incurred no liabilities, since such formation.


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                                      -5-


                                   ARTICLE 2

                             TRANSFER RESTRICTIONS

     2.1 Transfer Restrictions. Subject to the provisions of Section 2.2, each Shareholder hereby agrees during the term of this Agreement not to (i) directly or indirectly sell, transfer, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, "Transfer"), or enter into any contract, option or other arrangement or understanding (including any profit sharing arrangement) with respect to the Transfer of, any of its Owned Shares to any person other than pursuant to the terms of the Recapitalization Agreement or this Agreement, (ii) enter into any voting arrangement or understanding other than under this Agreement, whether by proxy, voting agreement or otherwise, with respect to any of its Owned Shares, or (iii) take any action that would make any of its representations or warranties contained herein untrue or incorrect or have the effect of preventing or impeding such Shareholder from performing any of its obligations under this Agreement.

     2.2 Company Shareholder Exception. Notwithstanding Section 2.1, during the term of this Agreement, the Company Shareholder may, at its option, Transfer Shares to one or more transferees (each a "Transferee"); provided that (i) such Transferee shall be reasonably acceptable to Sponsor, in its sole discretion,
(ii) on or prior to the Effective Time, such Transferee shall enter into and be subject to the stockholders and registration rights agreement referred to in
Section 4.3 with respect to its Surviving Corporation Common Shares, with modifications to reflect the extent of the Transferee's investment that are acceptable to Sponsor, (iii) the Transfer shall not, in the good faith judgment of Sponsor, based upon advice of its counsel and advisors, jeopardize in any respect the availability of recapitalization accounting treatment for the Transactions or violate in any manner applicable securities laws, (iv) the Transferee shall acquire not less than 10% of the Company Shareholder's Shares owned on the date hereof, (v) the Transferee shall agree, on or prior to the date of the Transfer, to be subject to this Agreement and become a party to this Agreement by amendment in form and substance satisfactory to Sponsor, which amendment shall specify, among other things, whether the Transferee is acquiring the Company Shareholder's Continuing Shareholder Exchange Shares or Company Shareholder Exchange Shares, (vi) all representations and warranties in this Agreement shall be true and correct and all covenants and all other provisions of this Agreement shall be complied with as of the date of the Transfer through the term of this Agreement and (vii) the Transfer shall not have an adverse effect, in Sponsor's reasonable judgment, on the availability of financing or the ability of the Company and Merger Subsidiary to complete the Transactions; provided, a Transfer of not more than 30% of the Company Shareholder's Shares shall not be deemed to have such an adverse effect.


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                                      -6-


                                   ARTICLE 3

                            SUPPORT OF TRANSACTIONS

     3.1 Voting of Total Shares. Under the terms of this Agreement, at any Company Shareholders' Meeting or at any adjournment thereof or in any other circumstances upon which any shareholders' vote, consent or other approval is sought, each of the Shareholders will attend such meeting, in person or by proxy, and will vote all of its Owned Shares, or otherwise provide requisite written consent (i) in favor of the Transactions and the adoption and the approval of the Recapitalization Agreement and the Transactions, (ii) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Recapitalization Agreement, and (iii) against any action or agreement that would impede, interfere with, delay or postpone or that would reasonably be expected to discourage the Transactions, including, but not limited to, any action referred to in Section 6.01 of the Recapitalization Agreement.

     3.2 No Other Proxies. Each Shareholder will not, unless and until this Agreement terminates in accordance with Section 3.3 or Section 5.2 hereof, grant (other than through a proxy solicited by the Board of Directors of the Company through which the Shareholder will provide voting instructions consistent with the requirements of Section 3.1 hereof) any proxy or power of attorney with respect to any of its Owned Shares, deposit any of its Owned Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of its Owned Shares. Each Shareholder further agrees not to commit or agree to take any action inconsistent with any of the matters covered in this Article 3.

     3.3 Termination. Notwithstanding anything herein to the contrary, at the sole option of Merger Subsidiary, exercisable at any time, this Article 3 will automatically terminate and the Shareholders will be free to vote their shares of Company Common Stock, Class A Preferred Stock or Class B Preferred Stock as they see fit and take any other any action otherwise prohibited by this Article 3.

                                   ARTICLE 4

                                   COVENANTS

     4.1 Exchange of Certain Shares Prior to the Merger. No later than 1 Business Day prior to the scheduled Effective Time and otherwise at such time


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as the Company, Merger Subsidiary and the Shareholders shall agree (such time and date, the "Exchange Date"), (i) each Continuing Shareholder shall exchange each of its Continuing Shareholder Exchange Shares for one share of Class A Preferred Stock and (ii) the Company Shareholder shall exchange each of its Company Shareholder Exchange Shares for one share of Class B Preferred Stock.

     4.2 Appraisal Rights. Each Shareholder hereby irrevocably waives any rights of appraisal with respect to any of its Owned Shares in connection with the Merger or rights to dissent from the Merger that such Shareholder may otherwise have, with respect to the Merger, under the DGCL.

     4.3 Stockholders and Registration Rights Agreement. Each
Shareholder agrees that, on or prior to the Effective Time, it will enter into a stockholders and registration rights agreement with Sponsor or its designees relating to the Surviving Corporation Common Shares with the terms set forth on Exhibit A hereto, with such changes as may be reasonably agreed to by the Shareholders and Sponsor, in a form reasonably satisfactory to such Shareholders and Sponsor prior to or at the Effective Time.

     4.4 Subordinated Notes. The Original Company Shareholder agrees that it will enter into the Subordinated Loan Agreement in the form annexed hereto as Exhibit B.

     4.5 Termination of Registration Agreement. Merger Subsidiary and the Original Company Shareholder agree that, upon the Effective Time, the Amended and Restated Securities Purchase Agreement, dated as of November 23, 1993 and as further amended, between the Original Company Shareholder and the Company and the Registration Agreement dated as of March 31, 1993 between the Original Company Shareholder and the Company will be terminated in its entirety.

     4.6 Modification of Corporate Services Agreement and Corporate Opportunities Agreement. The Original Company Shareholder agrees that, on or prior to the Effective Time, it will modify the Corporate Services Agreement by an amendment, to the effect set forth in the Recapitalization Agreement. On or prior to the Effective Time, the Corporate Opportunities Agreement dated as of May 1, 1984 between the Company and the Original Company Shareholder will be modified to apply only to the Original Company Shareholder's home improvement or building products or services businesses and for a period not to exceed the later of two years after the Effective Time or six months after corporate services are no longer required under the Corporate Services Agreement, as amended at the Effective Time.

     4.7 No Conduct of Business Activities by Merger Subsidiary. Merger Subsidiary agrees that it will not conduct any business activities, and will


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                                      -8-


not incur any liabilities, from the date of this Agreement through the time at which Merger Subsidiary merges with and into the Company. Without limiting the generality of the foregoing, Merger Subsidiary shall be in existence solely to effect the transactions described in this Agreement and the Recapitalization Agreement.

     4.8 IS Covenants. (a) IS hereby covenants and agrees with Merger Subsidiary and the Surviving Corporation that for a period of three years after the Effective Time so long as IS owns unvested New Restricted Stock, IS (i) will provide, subject to his other commitments and activities, at times reasonable and convenient to IS, consulting services to the Surviving Corporation, upon request from the Surviving Corporation and (ii) will not personally engage in activities that compete to a substantial extent with any material lines of business from time to time of the Surviving Corporation. IS hereby covenants and agrees with Merger Subsidiary and the Surviving Corporation that failure by IS to comply with the immediately preceding sentence will result in the forfeiture of IS' unvested New Restricted Stock.

     (b) In addition IS hereby covenants and agrees with Merger Subsidiary and the Surviving Corporation that he will not elect to receive cash upon the vesting of his New Restricted Stock as provided by Section 2.06 of the Recapitalization Agreement.

     (c) IS hereby covenants and agrees with Merger Subsidiary and the Surviving Corporation, that he will take all such action with respect to the liens and other arrangements listed on Schedule 1.1(c) as may be necessary in order to consummate the transactions in accordance with the Recapitalization Agreement and this Agreement.

     4.9 Further Assurances. Each of the parties hereto agrees that it will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as any of the other parties to this Agreement may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

                                   ARTICLE 5

                                 MISCELLANEOUS

     5.1 Assignment. Except as expressly provided in Section 2.2, neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties hereto. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.


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                                      -9-


     5.2 Termination. This Agreement will terminate, and no party hereto shall have any rights or obligations hereunder, upon the first to occur of (a) the Effective Time of the Merger or (b) the termination of the Recapitalization Agreement in accordance with its terms. Furthermore, this Agreement will terminate as to the Shareholders if the Recapitalization Agreement is amended without their consent to reduce the Merger Consideration, Class A Merger Consideration or Class B Consideration or otherwise reduce the consideration payable to holders of any Options or Restricted Stock.

     5.3 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, including any written or oral agreement or understanding, among or between the parties with respect to the subject matter hereof.

     5.4 Amendments. This Agreement may not be amended or compliance with any provision hereof waived, except by an instrument in writing signed by each of the parties hereto whose rights or obligations are affected by such amendment or waiver. Without limiting the generality of the foregoing, this Agreement may be amended to add to or subtract from the list of Shareholders and/or to modify the treatment of Shareholders' holdings as set forth on Schedule A, and such amendment need only be executed by Merger Subsidiary and those Shareholders who are being added to or subtracted from the list of Shareholders or the treatment of whose holdings is being modified as set forth on Schedule A.

     5.5 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address to a party as shall be specified by like notice):

     if to Merger Subsidiary:

          c/o Heartland Industrial Partners, L.P.
          320 Park Avenue, 33rd Floor
          New York, New York  10022
          Attention: David A. Stockman
          Facsimile: (212) 981-3535


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                                     -10-


     with a copy to:

          Cahill Gordon & Reindel
          80 Pine Street
          New York, NY  10005
          Attention: W. Leslie Duffy, Esq.
                     Jonathan A. Schaffzin, Esq.
          Facsimile: (212) 269-5420

     if to the Company:

          MascoTech, Inc.
          21001 Van Born Road
          Taylor, Michigan  48180
          Attention: Chairman of the Board
                     General Counsel
          Facsimile: (313) 792-6134

     with a copy to:

          Davis Polk & Wardwell
          450 Lexington Avenue
          New York, NY  10017
          Attention: Leonard Kreynin, Esq.
          Facsimile: (212) 450-4800

     if to the Company Shareholder:

          Masco Corporation
          21001 Van Born Road
          Taylor, Michigan  48140
          Attention: Chairman of the Board and
                     General Counsel
          Facsimile: (313) 792-4107


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                                     -11-


     with a copy to:

          Honigman Miller Schwartz and Cohn
          2290 First National Building
          Detroit, Michigan 48226
          Attention: Alan Stuart Schwartz, Esq.
          Facsimile: (313) 465-7575

     if to IS:

          Richard A. Manoogian
          c/o Masco Corporation
          21001 Van Born Road
          Taylor, Michigan  48140
          Attention: Richard A. Manoogian
          Facsimile: (313) 792-6134

     with a copy to:

          Bodman Longley & Dahling LLP
          100 Renaissance Center
          Detroit, Michigan  48243
          Attention: David M. Hempstead, Esq.
          Facsimile: (313) 393-7579

     if to FS:

          Richard and Jane Manoogian Foundation
          c/o Masco Corporation
          21001 Van Born Road
          Taylor, Michigan  48140
          Attention: Richard A. Manoogian
          Facsimile: (313) 792-6134


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                                     -12-


     with a copy to:

          Eugene A. Gargaro, Jr., Esq.
          c/o Masco Corp.
          21001 Van Born Road
          Taylor, Michigan  48140
          Facsimile: (313) 792-6289

     5.6 Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

     5.7 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement.

     5.8 Governing Law. The validity, construction and effect of this Agreement shall be governed by and construed enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state.

     5.9 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other remedy to which it may be entitled, at law or in equity, the parties shall be entitled to the remedy of specific performance of the covenants and agreements contained herein and injunctive and other equitable relief.

     5.10 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto. Except as provided in the preceding sentence, nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     5.11 Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.


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                                     -13-


     5.12 Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

     5.13 Definitions; Construction. For purposes of this Agreement:

     (a) "Beneficially own" or "beneficial ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement (other than by virtue of this Agreement), arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities beneficially owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as described in Section 13(d)(3) of the Exchange Act.

     (b) "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

     (c) In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

     5.14 Shareholder Capacity. Notwithstanding anything herein to the contrary, no person executing this Agreement who is, or becomes during the term hereof, a director of the Company makes any agreement or understanding herein in his capacity as such a director, and the agreements set forth herein shall in no way restrict any director in the exercise of his fiduciary duties as a director of the Company. Each Shareholder has executed this Agreement solely in his capacity as the record or beneficial holder of such Shareholder's Owned Shares.

     5.15 Third-Party Beneficiary. The Company is an express third-party beneficiary of the representations and covenants contained in Articles 1 and 4 hereof and Sponsor is an express third-party beneficiary of Section 2.2.

                            [Signature Pages Follow]


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                                     -14-


     IN WITNESS WHEREOF, each of Merger Subsidiary and the Shareholders listed below have caused this Agreement to be duly executed, as of the date first written above.

                                           RIVERSIDE COMPANY LLC


                                           By: /s/ Daniel P. Tredwell
                                              ---------------------------------
                                              Name:  Daniel P. Tredwell
                                              Title: Vice President and
                                                     Secretary


                                           MASCO CORPORATION


                                           By: /s/ John R. Leekley
                                              ---------------------------------
                                              Name:  John R. Leekley
                                              Title: Senior Vice President and
                                                     General Counsel


                                           RICHARD A. MANOOGIAN


                                           By: /s/ Richard A. Manoogian
                                              ---------------------------------


                                           RICHARD AND JANE MANOOGIAN FOUNDATION


                                           By: /s/ Richard A. Manoogian
                                              ---------------------------------
                                              Name:  Richard A. Manoogian
                                              Title: President